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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2005

CENDANT MORTGAGE CAPITAL LLC (as company under a Pooling and Servicing Agreement, dated as of January 1, 2005, providing for, inter alia, the issuance of CDMC Mortgage Pass-Through Certificates, Series 2005-1)


                          CENDANT MORTGAGE CAPITAL LLC
                          ----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      333-110192              52-233-8856
         --------                      ----------              -----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Formation)                  File Number)          Identification No.)


3000 Leadenhall Road
Mount Laurel, New Jersey                                         08054
------------------------                                         -----
(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (856) 917-6200


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

                  (a)   Not applicable

                  (b)   Not applicable

                  (c)   Exhibits:

                  1. Pooling and Servicing Agreement, dated as of January 1, 2005 among Cendant Mortgage Capital LLC, as company, Cendant Mortgage Corporation, as master servicer, and Citibank, N.A., as trustee.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CENDANT MORTGAGE CAPITAL LLC


                                                   By: /S/ Richard Bradfield
                                                      -------------------------
                                                   Name:  Richard Bradfield
                                                   Title: Vice President


Dated: February 11, 2005





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